UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 18, 2008 (Date of earliest event reported)

MFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 Ossipee Road

Newton, MA  02464

(Address of principal executive offices)

Telephone: (617) 969-5452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                On March 18, 2008, MFIC Corporation (the “Company”) appointed William J. Conroy as Vice President of Operations and Engineering.  On March 25, 2008, the Company issued a press release announcing such appointment.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

(d)           The following exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release titled “MFIC Corporation Appoints Vice President of Operations and Engineering”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2008	MFIC CORPORATION

	By:	/s/ Michael C. Ferrara

Name: Michael C. Ferrara

Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “MFIC Corporation Appoints Vice President of Operations and Engineering”